1 Exelon Building, Harbor Point Baltimore

2 T A B L E O F C O N T E N T S Forward-Looking Statements Corporate Profile Highlights 2022 Outlook & Assumptions Summary Information Net Asset Value Component Data Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Debt Information Core Debt to Core EBITDA Capitalization & Financial Ratios Property Portfolio Development Pipeline Mezzanine and Preferred Equity Investments Acquisitions & Dispositions Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Lease Summary Office Lease Expirations Retail Lease Expirations Appendix – Definitions & Reconciliations Same Store vs. Non-Same Store Reconciliation to Core EBITDA Capital Expenditures Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income 03 04 05 06 07 08 09 10 11 12 13 14 15 16 18 20 21 22 23 24 25 26 27 28 32 33 34 35 36

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 10, 2022, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 10, 2022. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial conditions that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD-LOOKING STATEMENTS

4 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director Dorothy S. McAuliffe, Independent Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Michael P. O’Hara, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Bank of America Merrill Lynch James Feldman (646) 855-5808 james.feldman@bofa.com ANALYST COVERAGE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with four decades of experience developing, building, acquiring and managing high-quality office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com

5 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $0.4 million, or less than $0.01 per diluted share, for the quarter ended December 31, 2021 compared to $1.9 million, or $0.02 per diluted share, for the quarter ended December 31, 2020. Net income attributable to common stockholders and OP Unit holders of $13.9 million, or $0.17 per diluted share, for the year ended December 31, 2021 compared to $29.8 million, or $0.38 per diluted share, for the year ended December 31, 2020. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $19.9 million, or $0.24 per diluted share, for the quarter ended December 31, 2021 compared to $19.5 million, or $0.25 per diluted share, for the quarter ended December 31, 2020. FFO of $85.4 million, or $1.05 per diluted share, for the year ended December 31, 2021 compared to $83.0 million, or $1.06 per diluted share, for the year ended December 31, 2020. • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $21.9 million,or $0.27 per diluted share, for the quarter ended December 31, 2021 compared to $19.9 million, or $0.25 per diluted share, for the quarter ended December 31, 2020. Normalized FFO of $87.3 million, or $1.07 per diluted share, for the year ended December 31, 2021 compared to Normalized FFO of $86.2 million, or $1.10 per diluted share, for the year ended December 31, 2020. • Introduced 2022 full-year Normalized FFO guidance in the range of $1.11 to $1.15 per diluted share, as set forth in the separate presentation that can be found on the Investors page of the Company's website, ArmadaHoffler.com. Executive management of the Company willprovide further details regarding its 2022 earnings guidance during today's webcast and conference call. • Stabilized operating property portfolio occupancy increased to 96.7% as of December 31, 2021. Office occupancy was 96.8%, retail occupancy was 96.0%, and multifamily occupancy was 97.4%. • Positive releasing spreads on office and retail lease renewals of 8.9% on a GAAP basis and 3.6% on a cash basis during the fourth quarter and 9.0% on a GAAP basis and 4.9% on a cash basis during 2021. • Same Store Net Operating Income ("NOI") increased 4.7% on a GAAP basis and 7.9% on a cash basis compared to the quarter ended December 31, 2020, and 2.5% on a GAAP basis and 6.3% on a cash basis compared to the year ended December 31, 2020. • Increased quarterly cash dividend from an annualized amount of $0.44 to $0.68 during 2021, representing an increase of 54.5%.Completed the disposition of student housing asset Johns Hopkins Village for $75M. • Commenced construction of a mixed-use development project, Southern Post in Roswell, Georgia in the fourth quarter of 2021. • Completed the acquisition of Class A+ mixed-use Exelon Building in Baltimore's Harbor Point during the first quarter of 2022. The features a 444,000 square feet of Class A office space, 103 multifamily units, 38,500 square feet of retail space, and 750 parking spaces, which will complement the Company's existing Harbor Point portfolio and development.

6 2022 OUTLOOK & ASSUMPTIONS LOW HIGH TOTAL NOI $146.4 $147.4 CONSTRUCTION SEGMENT GROSS PROFIT $7.2 $8.3 G&A EXPENSES $15.8 $16.3 INTEREST INCOME $14.6 $15.0 INTEREST EXPENSE(1) $37.9 $38.6 NORMALIZED FFO PER DILUTED SHARE $1.11 $1.15 GUIDANCE ASSUMPTIONS (1) Includes the interest expense on finance leases. $ IN MILLIONS • Acquisition of Exelon building, located in Baltimore’s Harbor Point, which closed on January 14, 2022 • Disposition of two student housing assets in Charleston for $80M during the second quarter of 2022 • Interest expense, net of interest rate caps, based on the Forward LIBOR Curve ending 2022 at 1% • Acquisition targets up to $100M, closing during the second half of 2022 • Begin funding new $20M preferred equity loan for Solis City Park multifamily project during the first quarter of 2022 • Interlock Commercial mezzanine loan paid down by $14M during the first quarter, then fully paid off in early 2023 • Opportunistic sale of common stock through the ATM program

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER PROPERTIES

	Three months ended			
OPERATIONAL METRICS	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Net income attributable to common stockholders and OP unitholders	$361	$4,861	$5,568	$3,122
Net income per diluted share attributable to common stockholders and OP unitholders	**$0.00**	**$0.06**	**$0.07**	**$0.04**
Normalized FFO attributable to common stockholders and OP unitholders	21,907	21,518	23,320	20,575
Normalized FFO per diluted share attributable to common stockholders and OP unitholders	**$0.27**	**$0.26**	**$0.29**	**$0.26**
Annualized dividend yield	4.47%	5.09%	4.82%	4.78%
Core debt / Annualized core EBITDA	6.5x	6.9x	6.7x	7.0x
Fixed charge coverage ratio	2.3x	2.3x	2.4x	2.4x
CAPITALIZATION				
Common shares outstanding	63,012	61,324	60,992	59,894
Operating Partnership units outstanding	20,633	20,853	20,853	20,853
Common shares and Operating Partnership units outstanding	83,645	82,177	81,845	80,747
Market price per common share	$15.22	$13.37	$13.29	$12.54
Common equity capitalization	1,273,077	1,098,707	1,087,720	1,012,568
Preferred equity capitalization	171,085	171,085	171,085	171,085
Total equity capitalization	$1,444,162	$1,269,792	$1,258,805	$1,183,653
Total debt(1)	957,387	1,017,410	963,885	975,099
Total capitalization	2,401,549	2,287,202	2,222,690	2,158,752
Less: cash	(40,443)	(33,453)	(53,242)	(34,588)
Total enterprise value	$2,361,106	$2,253,749	$2,169,448	$2,124,164
STABILIZED PORTFOLIO OCCUPANCY				
Retail(2)	96.0%	95.2%	94.7%	93.9%
Office(2)	96.8%	96.9%	96.5%	97.2%
Multifamily(3)(4)	97.4%	97.4%	92.2%	92.2%
Weighted Average(5)	96.7%	96.4%	94.1%	94.0%
PORTFOLIO METRICS (INCLUDING NON-STABILIZED)				
Net Operating Income (NOI)	$32,270	$31,300	$30,621	$29,603
Total Number of Properties	56	58	57	57
Total Rentable Square Feet (RSF)	5,696,665	5,693,551	5,337,669	5,337,657
Retail Portfolio				
Net Operating Income	$15,389	$14,853	$14,011	$13,392
Number of Properties	37	38	37	37
Net Rentable Square Feet	4,067,355	4,064,391	3,709,490	3,709,478
Office Portfolio				
Net Operating Income	$7,055	$6,977	$7,405	$7,402
Number of Properties	8	8	8	8
Net Rentable Square Feet	1,629,310	1,629,160	1,628,179	1,628,179
Multifamily Portfolio				
Net Operating Income	$9,826	$9,470	$9,205	$8,809
Number of Properties	11	12	12	12
Units	2,344	2,344	2,344	2,344
Beds	615	1,183	1,183	1,183

(1) Excludes GAAP adjustments.
(2) Office and retail occupancy based on leased square feet as a % of respective total.
(3) Multifamily and student housing occupancy based on occupied units/beds as a % of total.
(4)

	4Q21	3Q21	2Q21	1Q21
Conventional:	97.6%	97.4%	96.6%	95.8%
Student Housing:	96.7%	97.5%	83.5%	85.0%

(5) Total occupancy weighted by annualized base rent.

7

NET ASSET VALUE COMPONENT DATA

$ IN THOUSANDS

Stabilized Portfolio NOI (Cash)[1]

	Three months ended 12/31/2021			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[2]	$7,511	$14,785	$9,811	$32,107
Unstabilized Properties NOI	(645)	-	-	(645)
Signed Leases Not Yet Occupied or In Free Rent Period	58	703	114	875
Net Deferrals and Recoveries	(31)	(219)	(36)	(286)
Stable Portfolio NOI	$6,893	$15,269	$9,889	$32,051
Intra-Quarter Transactions				
Net Acquisitons	-	-	-	-
Net Dispositions	-	(10)	(751)	(761)
Annualized	$27,572	$61,036	$36,552	$125,160

Non-Stabilized Portfolio

	As of 12/31/2021
Projects Under Development at Cost	$83,000
Projects Delivered Not Stabilized at Cost	114,000
Projects Under Predevelopment or On Hold	10,000
Unconsolidated Joint Ventures	14,000
Total Non-Stabilized Portfolio	$221,000

Management's Estimate of Land Value

	Size	Estimated Value[6]
Harrisonburg MF Development Opportunity	266 units	$20,000-30,000/unit

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$3,836

Non-Property Assets[4]

	As of 12/31/2021
Cash and Retricted Cash	$40,443
Accounts Receivable	29,576
Notes Receivable, Including Mezzanine Investments[5]	126,180
Construction receivables, including retentions[5]	18,048
Acquired lease intangible assets, net	62,038
Other Assets	46,170
Total Non-Property Assets	$322,455

Liabilities[4]

	As of 12/31/2021
Mortgages and Notes Payable[5]	$957,387
Accounts Payable and Accrued Liabilities	29,589
Construction Payables, Including Retentions	31,166
Other Liabilities	59,504
Total Liabilities	$1,077,646

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 12/31/2021
Total common shares outstanding	63,012
Total OP units outstanding	20,633
Total Common Shares & OP Units Outstanding	83,645

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 12/31/2021.
(3) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.
(6) Management's assessment of comparable multifamily assets in the applicable market.

8

9 SUMMARY BALANCE SHEET $ IN THOUSANDS 12/31/2021 12/31/2020 Assets (Unaudited) Real estate investments: Income producing property $1,658,609 $1,680,943 Held for development 6,294 13,607 Construction in progress 72,535 63,367 Accumulated depreciation (285,814) (253,965) Net real estate investments 1,451,624 1,503,952 Real estate investments held for sale 80,751 1,165 Cash and cash equivalents 35,247 40,998 Restricted cash 5,196 9,432 Accounts receivable, net 29,576 28,259 Notes receivable, net 126,429 135,432 Construction receivables, including retentions, net 17,865 38,735 Construction contract costs and estimated earnings in excess of bil l ings 243 138 Equity method investments 12,685 1,078 Operating lease right-of-use assets 23,493 32,760 Finance lease right-of-use assets 46,989 23,544 Acquired lease intangible assets 62,038 58,154 Other assets 45,927 43,324 Total Assets $1,938,063 $1,916,971 Liabilities and Equity Indebtedness, net $917,556 $963,845 Liabilities related to assets held for sale 41,364 - Accounts payable and accrued liabilities 29,589 23,900 Construction payables, including retentions 31,166 49,821 Bil l ings in excess of costs and estimated earnings 4,881 6,088 Operating lease liabilities 31,648 41,659 Finance lease liabilities 46,160 17,954 Other l iabilities 55,876 56,902 Total Liabilities 1,158,240 1,160,169 Total Equity 779,823 756,802 Total Liabilities and Equity $1,938,063 $1,916,971 As of

10 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three months ended Year ended 12/31/2021 12/31/2020 12/31/2021 12/31/2020 Revenues (Unaudited) Rental revenues $49,461 $44,648 $192,140 $166,488 General contracting and real estate services revenues 20,463 53,863 91,936 217,146 Total Revenues 69,924 98,511 284,076 383,634 Expenses     Rental expenses 11,653 11,053 46,494 38,960 Real estate taxes 5,538 4,810 21,852 18,136 General contracting and real estate services expenses 19,750 52,071 88,100 209,472 Depreciation and amortization 16,616 17,740 68,853 59,972 Amortization of right-of-use assets - finance leases 277 146 1,022 586 General and administrative expenses 3,653 3,523 14,610 12,905 Acquisition, development and other pursuit costs 1 29 112 584 Impairment charges 18,256 461 21,378 666 Total Expenses 75,744 89,833 262,421 341,281 Gain (loss) on real estate dispositions 15,436 - 19,040 6,388 Operating Income 9,616 8,678 40,695 48,741 Interest income 3,829 3,786 18,457 19,841 Interest expense (8,685) (8,097) (33,905) (31,035) Loss on extinguishment of debt (3,690) - (3,810) - Change in fair value of derivatives and other 1,344 294 2,182 (1,130) Unrealized credit loss release (provision) 508 (29) 792 (256) Other income (expense), net 101 (6) 302 515 Income before taxes 3,023 4,626 24,713 36,676 Income tax benefit 220 63 742 283 Net Income $3,243 $4,689 $25,455 $36,959 Net loss attributable to noncontrolling interest in investment entities 5 49 5 230 Preferred stock dividends (2,887) (2,887) (11,548) (7,349) Net income attributable to AHH and OP unitholders $361 $1,851 $13,912 $29,840 Net income per diluted share and unit attributable to AHH and OP unitholders $0.00 $0.02 $0.17 $0.38 Weighted Average Shares & OP Units - Diluted 82,280 79,171 81,445 78,309

FFO, NORMALIZED FFO & ADJUSTED FFO[1]

ARMADA HOFFLER PROPERTIES

$ IN THOUSANDS, EXCEPT PER SHARE

	Three months ended (Unaudited)				Year ended (Unaudited)	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2021	12/31/2020
Funds From Operations						
Net income attributable to AHH and OP unitholders	**$361**	**$4,861**	**$5,568**	**$3,122**	**$13,912**	**$29,840**
Net Income per diluted share	$0.00	$0.06	$0.07	$0.04	$0.17	$0.38
Depreciation and amortization	16,616	16,886	17,285	18,066	68,853	59,545 (2)
Gain (loss) on dispositions of operating real estate[3]	(15,442)	113	-	(3,464)	(18,793)	(6,388)
Impairment of real estate assets	18,339 (4)	-	-	3,039 (5)	21,378 (4)(5)	-
FFO	**$19,874**	**$21,860**	**$22,853**	**$20,763**	**$85,350**	**$82,997**
FFO per diluted share	$0.24	$0.27	$0.28	$0.26	$1.05	$1.06
Normalized FFO						
Acquisition, development & other pursuit costs	1	8	32	71	112	584
Loss on extinguishment of debt	3,690	120	-	-	3,810	-
Non cash GAAP Adjustments	(314)	(339)	749	134	230	1,508
Change in fair value of derivatives and other	(1,344)	(131)	(314)	(393)	(2,182)	1,130
Normalized FFO	**$21,907**	**$21,518**	**$23,320**	**$20,575**	**$87,320**	**$86,219**
Normalized FFO per diluted share	$0.27	$0.26	$0.29	$0.26	$1.07	$1.10
Adjusted FFO						
Non-cash stock compensation	400	390	423	1,017	2,230	2,378
Acquisition, development & other pursuit costs	(1)	(8)	(32)	(71)	(112)	(584)
Tenant improvements, leasing commissions, lease incentives[6]	(1,212)	(1,837)	(1,537)	(1,264)	(5,850)	(6,740)
Property related capital expenditures	(3,145)	(3,457)	(2,054)	(1,224)	(9,880)	(7,203)
Adjustment for mezz loan modification and exit fees	(493)	(493)	(493)	(493)	(1,972)	(3,795)
Non-cash interest expense[7]	1,331	1,478	1,332	988	5,129	3,119
Cash ground rent payment - finance lease	(624)	(624)	(624)	(415)	(2,287)	(1,039)
GAAP Adjustments	(666)	(645)	(1,286)	(1,707)	(4,304)	(9,903)
AFFO	**$17,497**	**$16,322**	**$19,049**	**$17,406**	**$70,274**	**$62,452**
AFFO per diluted share	$0.21	$0.20	$0.23	$0.22	$0.86	$0.80
Weighted Average Common Shares Outstanding	61,646	61,083	60,409	59,422	60,647	57,328
Weighted Average Operating Partnership Units Outstanding	20,634	20,853	20,853	20,854	20,798	20,981
Total Weighted Average Common Shares and OP Units Outstanding	82,280	81,936	81,262	80,276	81,445	78,309

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes gain/loss on non-operating parcels.
(4) Related to Hoffler Place and Summit Place.
(5) Related to Socastee Commons.
(6) Excludes development, redevelopment, and first-generation space.
(7) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

11

OUTSTANDING DEBT

$ IN THOUSANDS

Debt	Stated Rate	as of 12/31/2021	Maturity Date	2022	2023	2024	2025	2026	Thereafter	Outstanding as of 12/31/2021
				Debt Maturities & Principal Payments						
Secured Notes Payable - Core Debt										
Red Mill West	4.23%	4.23%	Jun-2022	$10,386						$10,386
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	9,706						9,706
1405 Point	L+2.25%	2.35%	Jan-2023	754	51,532					52,286
Nexton Square	L+2.25%	2.50% (2)	Feb-2023	-	20,107					20,107
249 Central Park Retail	L+1.60%	3.85% (1)	Aug-2023	260	16,092					16,352
Fountain Plaza Retail	L+1.60%	3.85% (1)	Aug-2023	156	9,685					9,841
South Retail	L+1.60%	3.85% (1)	Aug-2023	114	7,065					7,179
Hoffler Place[3]	L+2.60%	3.00% (2)	Jan-2024	-	257	18,143				18,400
Summit Place[3]	L+2.60%	3.00% (2)	Jan-2024	-	311	22,789				23,100
One City Center	L+1.85%	1.95%	Apr-2024	659	691	22,734				24,084
Red Mill Central	4.80%	4.80%	Jun-2024	175	175	1,838				2,188
Premier Apartments	L+1.55%	1.65%	Oct-2024	221	234	16,053				16,508
Premier Retail	L+1.55%	1.65%	Oct-2024	109	115	7,907				8,131
Red Mill South	3.57%	3.57%	May-2025	327	338	351	4,502			5,518
Brooks Crossing Office	L+1.60%	1.70%	Jul-2025	514	523	532	13,313			14,882
Market at Mill Creek	L+1.55%	1.65%	Jul-2025	647	647	647	11,201			13,142
North Point Center Note 2	7.25%	7.25%	Sep-2025	152	163	175	1,452			1,942
Encore Apartments	2.93%	2.93%	Feb-2026	540	556	573	590	22,264		24,523
4525 Main Street	2.93%	2.93%	Feb-2026	693	714	735	757	28,577		31,476
Delray Beach Plaza	L+3.00%	3.10%	Mar-2026	579	579	579	579	11,723		14,039
Thames Street Wharf	BSBY+1.30%	2.35% (1)	Sep-2026	1,433	1,433	1,972	3,050	62,873		70,761
Southgate Square	L+1.90%	2.10% (2)	Dec-2026	829	847	864	884	23,636		27,060
Greenbrier Square	3.74%	3.74%	Oct-2027	60	371	385	399	415	18,370	20,000
Lexington Square	4.50%	4.50%	Sep-2028	280	293	306	320	335	12,638	14,172
Red Mill North	4.73%	4.73%	Dec-2028	110	116	121	127	133	3,582	4,189
Greenside Apartments	3.17%	3.17%	Dec-2029	735	759	780	808	834	28,682	32,598
The Residences at Annapolis Junction	SOFR+2.66%	2.71%	Nov-2030	-	147	1,753	1,809	1,860	78,806	84,375
Smith's Landing	4.05%	4.05%	Jun-2035	917	956	994	1,037	1,081	11,467	16,452
Liberty Apartments	5.66%	5.66%	Nov-2043	322	341	361	382	404	11,762	13,572
Edison Apartments	5.30%	5.30%	Dec-2044	364	384	405	427	450	13,896	15,926
The Cosmopolitan	3.35%	3.35%	Jul-2051	847	876	906	937	968	37,556	42,090
Total - Secured Core Debt				31,889	116,307	101,903	42,574	155,553	216,759	664,985
Secured Notes Payable - Development Pipeline										
Wills Wharf	L+2.25%	2.35%	Jun-2023	-	64,288					64,288
Chronicle Mill	L+3.00%	3.25% (2)	May-2024							
Gainesville Apartments	L+3.00%	3.75% (2)	Aug-2024	-	-	18,114				18,114
Total - Development Pipeline				-	64,288	18,114	-	-	-	82,402
Total Secured Notes Payable				31,889	180,595	120,017	42,574	155,553	216,759	747,387
Unsecured Core Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	1.70%	Jan-2024	-	-	5,000				5,000
Senior Unsecured Term Loan	L+1.25%-1.80%	1.65%	Jan-2025	-	-	-	19,500			19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	2.05% - 4.57% (1)	Jan-2025	-	-	-	185,500			185,500
Total - Unsecured Core Debt				-	-	5,000	205,000	-	-	210,000
Total Notes Payable excluding GAAP Adjustments				**$31,889**	**$180,595**	**$125,017**	**$247,574**	**$155,553**	**$216,759**	**$957,387**
GAAP Adjustments										1,669
Total Notes Payable										**$959,056**

(1) Includes debt subject to interest rate swap locks.
(2) Subject to a LIBOR rate floor.
(3) Held for sale as of 12/31/21.

12

13 2.4% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Variable-rate Debt Fixed-rate Debt 3.0% Weighted Average DEBT INFORMATION(1) Interest Rates (1) Includes debt on held for sale properties. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Excludes debt subject to interest rate swap locks. $ IN THOUSANDS Debt Maturities Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-rate Debt Variable-rate Debt(4) 44.2% 2.4% 3.6 Yrs Fixed-rate Debt(2)(3) 55.8% 3.4% 7.2 Yrs Fixed-rate and Hedged Debt(2)(3) 96.0% Secured vs. Unsecured Debt Unsecured Debt 21.9% 3.1% 3.0 Yrs Secured Debt 78.1% 2.9% 6.4 Yrs Total 3.0% 5.6 Yrs Interest Rate Cap Agreements At or Below 0.50% Effective Date Maturity Date Strike Rate Notional  Amount July 2020 July 2023 0.50% $100,000 February 2021 February 2023 0.50% 100,000 May 2021 May 2023 0.50% 35,100 May 2021 May 2023 0.50% 50,000 June 2021 July 2023 0.50% 100,000 Total Interest Rate Caps 385,100 Fixed-rate Debt(2)(3) $534,371 Fixed-rate and Hedged Debt $919,471 Total Debt(3) $957,387 % of Total Debt(3) 96.0% 3.8% 2.7% 2.6% 3.0% 2.6% 3.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2022 2023 2024 2025 2026 Thereafter Debt Maturing Weighted Average Interest Rate

CORE DEBT TO CORE EBITDA

$ IN THOUSANDS
SEE APPENDIX FOR CALCULATIONS AND RECONCILIATION

	Three months ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Net income attributable to common stockholders and OP unitholders	$361	$4,861	$5,568	$3,122	$1,851
Adjusted EBITDA[(1)(2)(4)(5)]	$33,470	$33,294	$31,918	$31,922	$30,603
Other adjustments:					
Development	(681)	(725)	(819)	(1,060)	(880)
(Less) Acquisitions/Dispositions completed intra-quarter	(730)	(238)	-	(447)	(961)
Core EBITDA[(4)]	$32,059	$32,331	$31,099	$30,415	$28,762
Annualized Core EBITDA	$128,236	$129,324	$126,756 [(6)]	$121,915 [(7)]	$115,046
Total Debt[(3)]	$957,387	$1,017,410	$963,885	$975,099	$962,812
Adjustments to debt:					
(Less) Development	(82,402)	(72,374)	(62,493)	(69,039)	(67,285)
(Less) Net Acquisitions completed intra-quarter	-	(20,000)	-	(14,473)	(84,375)
(Less) Cash & restricted cash	(40,443)	(33,453)	(53,242)	(34,588)	(50,430)
Core Debt[(4)]	$834,542	$891,583	$848,150	$856,999	$760,722
Core Debt/Annualized Core EBITDA	**6.5x**	**6.9x**	**6.7x**	**7.0x**	**6.6x**

(1) See reconciliation in appendix.
(2) Excludes non-recurring items.
(3) Excludes GAAP adjustments.
(4) See definition in appendix.
(5) Interest expense has been adjusted for the current period and for prior periods to include interest expense relating to finance leases.
(6) Includes the unannualized mezzanine loan prepayment premium of $2.4M.
(7) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

14

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS AS OF DECEMBER 31, 2021

Debt	% of Total	Principal Balance
Unsecured credit facility	1%	$5,000
Unsecured term loans	21%	205,000
Mortgages payable	78%	747,387
Total debt		$957,387

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	75%	63,012	$15.22	$959,043
Operating Partnership Units	25%	20,633	$15.22	314,034
Equity market capitalization		83,645		$1,273,077
Total capitalization				$2,401,549

Financial Ratios	
Debt Service Coverage Ratio[1]	2.8x
Fixed Charge Coverage Ratio[2]	2.3x
Net Debt to Adjusted EBITDA	7.0x
Core Debt to Core EBITDA	6.5x
Core Debt + Preferred Equity to Core EBITDA	7.8x
Debt/Total Capitalization	40%

Liquidity	
Cash on hand	$40,443
Availability under credit facility	110,000
Availability under construction loans	61,896
	$212,339



Equity 60%
Debt 40%
13%
9%
31%
40%
7%
Equity
Preferred Equity
Common Stock
Common Units
Debt
Mortgages Payable
Unsecured Term Loans

Unencumbered Properties	
% of Total Properties	54%
% of Annualized Base Rent	32%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.
(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.

15

ARMADA HOFFLER PROPERTIES

PROPERTY PORTFOLIO

AS OF DECEMBER 31, 2021

Retail Properties- Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	94.0%	$2,304,127	$26.53
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	103,335	100.0%	$1,492,772	14.45
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	96.9%	$2,154,911	18.30
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	98.2%	$1,349,460	11.95
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	78.3%	$212,025	14.76
Columbus Village[6]	Barnes & Noble, CAVA, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,207	95.0%	$1,800,205	30.47
Columbus Village II	BB&B, Regal	Virginia Beach, VA	✓	100%	1995/1996	92,061	96.7%	$867,428	9.74
Commerce Street Retail	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	100.0%	$955,820	49.85
Delray Beach Plaza[6][9]	Whole Foods	Delray Beach, FL		-	2021	87,207	100.0%	$2,979,446	34.17
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	75.3%	$1,472,634	18.43
Fountain Plaza Retail	Ruth's Chris, Nando's	Virginia Beach, VA	✓	-	2004	35,961	100.0%	$1,008,015	28.03
Greenbrier Square[6]	Kroger, Homegoods, Dick's Sporting Goods	Chesapeake, VA		-	2017	260,710	95.4%	$2,428,432	9.76
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	92.6%	$321,936	22.12
Hanbury Village[6]	Harris Teeter	Chesapeake, VA		100%	2006/2009	98,638	100.0%	$1,991,635	20.19
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	100.0%	$717,850	14.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,440	98.3%	$1,832,577	21.81
Market at Mill Creek[6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,319	97.7%	$1,825,208	23.25
Marketplace at Hilltop[6][9]	Total Wine, Panera, Chick-Fil-A	Virginia Beach, VA		-	2000/2001	116,953	100.0%	$2,654,334	22.70
Nexton Square	Various Small Shops	Summerville, SC		-	2020	133,608	100.0%	$3,469,863	25.97
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,954	100.0%	$1,556,964	13.54
North Point Center[6]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	100.0%	$3,905,492	7.89
Overlook Village	T.J. Maxx|Homegoods, Ross	Asheville, NC		100%	1990	151,365	100.0%	$2,194,338	14.50
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	100.0%	$836,604	13.67
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	100.0%	$765,085	20.24
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	95.2%	$2,370,224	15.47
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,251	98.0%	$1,242,066	17.07
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	38,715	82.0%	$1,012,014	31.87
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	90.5%	$2,708,361	29.01
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	90.7%	$6,353,714	18.74
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		100%	2015	76,650	100.0%	$1,094,883	14.28
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	93.2%	$3,375,194	13.92
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	100.0%	$993,449	25.79
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	100.0%	$1,957,049	17.86
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	78.6%	$653,369	20.63
Studio 56 Retail	Rocket Title, Legal Sea Foods	Virginia Beach, VA	✓	100%	2007	11,594	31.0%	$94,010	26.16
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	100.0%	$533,285	10.91
Wendover Village	T.J. Maxx, Petco, Beauty World	Greensboro, NC		100%	2004	176,997	98.8%	$3,411,446	19.52
Stabilized Retail Total	**37 Properties**			**55%**		**4,067,355**	**96.0%**	**$66,896,225**	**$17.13**

16

PROPERTY PORTFOLIO CONT.

AS OF DECEMBER 31, 2021

ARMADA HOFFLER PROPERTIES

Office Properties- Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	235,088	100.0%	$7,043,627	$29.96
Armada Hoffler Tower[4][5]	AHH, Troutman Pepper, Williams Mullen	Virginia Beach, VA	✓	100%	2002	315,916	99.3%	$9,319,944	29.72
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	100.0%	$1,887,674	19.25
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,770	88.3%	$2,908,605	25.57
One City Center	Duke University, WeWork	Durham, NC		-	2019	151,599	87.6%	$4,258,812	32.06
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	100.0%	$7,493,734	28.45
Two Columbus	Hazen & Sawyer, Fidelity	Virginia Beach, VA	✓	100%	2009	108,459	95.4%	$2,644,244	25.55
Stabilized Office Total	**7 Properties**			**42%**		**1,301,319**	**96.8%**	**$35,556,640**	**$28.21**

Office Properties- Non-Stabilized	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	SF[1]	Occupancy[2]	ABR[3]	ABR per Leased SF[3]
Wills Wharf[9]	Canopy by Hilton, Transamerica, RBC	Baltimore, MD		-	2020	327,991	70.4%	$6,624,582	$28.71
Non-Stabilized Office Total	**1 Property**								

Multifamily Properties- Stabilized		Location	Town Center	Unencumbered AQR	Year Built	Units/Beds	Occupancy[2]	AQR[7]	Monthly AQR per Occupied Unit/Bed	Monthly AQR per Occupied SF
1405 Point[8][9]		Baltimore, MD		-	2018	289	95.8%	$7,953,108	$2,393	$3.17
Encore Apartments		Virginia Beach, VA	✓	-	2014	286	98.3%	5,205,250	1,544	2.14
Edison Apartments[8]		Richmond, VA		-	2014	174	99.4%	2,902,883	1,398	2.26
Greenside Apartments		Charlotte, NC		-	2018	225	98.2%	4,371,398	1,648	2.23
Liberty Apartments[8]		Newport News, VA		-	2013	197	96.9%	3,266,997	1,426	1.94
Premier Apartments		Virginia Beach, VA	✓	-	2018	131	97.7%	2,650,720	1,726	2.78
Smith's Landing[9]		Blacksburg, VA		-	2009	284	99.6%	5,457,429	1,607	1.69
The Cosmopolitan[8]		Virginia Beach, VA	✓	-	2006	342	96.5%	8,253,518	2,084	3.14
The Residences at Annapolis Junction		Annapolis Junction, MD		-	2018	416	97.1%	10,227,750	2,110	2.35
Multifamily Total	**9 Properties**			-		**2,344**	**97.6%**	**50,289,053**	**1,832**	**2.39**
Hoffler Place[8][10]		Charleston, SC		-	2019	258	96.9%	3,818,880	1,273	4.07
Summit Place[10]		Charleston, SC		-	2020	357	96.6%	4,005,316	967	2.70
Student Housing Total	**2 Properties**			-		**615**	**96.7%**	**7,824,196**	**1,096**	**3.23**
Total / Weighted Average Multifamily Portfolio						**2,959**	**97.4%**	**$58,113,249**	**$1,680**	**$2.48**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.
(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of December 31, 2021, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units/beds occupied as of December 31, 2021, divided by (b) total units/beds available, as of such date expressed as a percentage.
(3) For the properties in our retail & office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of December 31, 2021 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of December 31, 2021. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.
(5) Includes ABR pursuant to a rooftop lease.
(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases.
(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended December 31, 2021 by (b) 4.
(8) The ABR for Liberty, Cosmopolitan, Hoffler Place, Edison, and 1405 Point excludes approximately $0.2M, $0.9M, $0.3M, $0.3M and $0.4M, respectively, from ground floor retail leases.
(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(10) Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended December 31, 2021 by the number of occupied beds.

17

DEVELOPMENT PIPELINE

$ IN THOUSANDS

Projects	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Schedule[1] Initial Occupancy	Schedule[1] Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Chronicle Mill Belmont, NC	Multifamily	244 units / 14,700 sf	-	1Q21	3Q22	4Q23	$55,000	$35,100	$29,000	85% [3]	
Harrisonburg Apartments Harrisonburg, VA	Multifamily	266 units	-	2Q22	3Q24	3Q25	70,000	TBD	-	100%	
Gainesville Apartments Gainesville, GA	Multifamily	223 units	32%	3Q20	1Q22	2Q23	52,000	31,000	42,000	95% [3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	-	4Q21	4Q23	4Q24	110,000	TBD	12,000	100%	
				Total Projects Under Development			$287,000	$66,100	$83,000		
Delivered Not Stabilized											
Wills Wharf Baltimore, MD	Office	328,000	72%	3Q18	2Q20	1Q23	$120,000	$76,000	$114,000	100%	Canopy by Hilton, Transamerica, RBC, Morgan Stanley
Predevelopment											
Ten Tryon Charlotte, NC	Mixed-use	TBD	-	TBD	TBD	TBD	TBD	TBD	$10,000	80%	
Unconsolidated JV's											
T. Rowe Price Global HQ Baltimore, MD		see page 19 for details					$250,000	-	$13,000	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD		see page 19 for details					192,000	-	1,000	50%	
				Total Unconsolidated JV's			$442,000	-	$14,000		


GALAXY COFFEE
bistro

Gainesville Apts
Gainesville, GA

	Q4 2021	YTD
Capitalized Interest	$403	$1,485
Capitalized Overhead	$609	$2,135

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition in appendix.
(3) Majority interest in joint venture with preferred return.

18

19 T Rowe Price Global HQ Baltimore, MD 1 - Thames Street Wharf 2 - 1405 Point 3 - Wills Wharf 4 - T. Rowe Price Global HQ 5 - Parcel 4 Mixed Use 6 - Exelon Building (2) Owned by AHH JV development with Beatty Development Group 2 1 3 4 5 DEVELOPMENT PIPELINE CONT.(1) UNCONSOLIDATED JOINT-VENTURES - PREDEVELOPMENT: SUBJECT TO CHANGE $ IN THOUSANDS (1) All items are estimated based on predevelopment assumptions. (2) Acquired 90% economic interest in Exelon Building January 2022. Estimated Property Type Size Construction Start Initial Occupancy Stabilized Operation Project Cost AHH Ownership % AHH Equity Requirement AHH Investment To Date Total Construction Fees T. Rowe Price Global HQ-Baltimore, MD Office 450,000 sf 1Q22 1Q24 2Q24 $250,000 50% $30,000 $13,000 $4-5M Parcel 4 Mixed-Use-Baltimore, MD Mixed-Use/Garage 312 units / 10,000 sf retail / 1,250 parking spaces 1Q22 1Q24 TBD 192,000 50% 30,000 1,000 4M Total Joint-Ventures $442,000 $60,000 $14,000 $8-9M 6

20 MEZZANINE/PREFERRED EQUITY INVESTMENTS (1) Represents estimates that may change as the development process proceeds. (2) Preferred equity with economic terms and accounting consistent with a loan receivable. The Interlock Atlanta, GA $ IN THOUSANDS AS OF DECEMBER 31, 2021 The Interlock Atlanta, GA Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance QTD Interest Income Outstanding Investments The Interlock (Expected $14M paydown 1Q22) Atlanta, GA Mixed-use 300,000 sf 90% 1Q21 4Q24 15% $95,379 $3,125 Solis Nexton(2) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% 23,567 594 Solis City Park(2) Charlotte, NC Multifamily 250 units NA 3Q23 1Q28 13% - - Total $118,946 $3,719 Schedule(1)

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2022		482,000 / 103 units	$273,000	6.1%		
Exelon Building	Baltimore, MD	482,000 / 103 units	$273,000 (3)	6.1%	1Q22	Exelon Generation / Constellation
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	$36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	$28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020		174 units	25,700	6.8%		
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	NA
2019		757,577	208,783	7.4%		
Thames Street Wharf	Baltimore, MD	263,426	101,000	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	9.2%	1Q19	Verizon
2018		217,751	52,658	6.7%		
2017		35,895	14,300	7.7%		
2016		1,515,674	261,530	7.0%		
2015		409,386	95,380	7.1%		
2014		106,166	19,662	7.3%		
Total/Weighted Average		**3,936,524 / 277 units**	**$1,015,863**	**6.9%**		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2021		128,105 / 568 units	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 units	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (2)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		645,600	97,300	7.7%		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
2019		124,715	30,275	5.8%		
Lightfoot Marketplace	Williamsburg, VA	124,715	30,275 (1)	5.8%	3Q19	Harris Teeter
2018		6,047	4,400	5.4%		
2017		52,454	17,750	6.3%		
2016		481,866	97,350	8.4%		
2015		203,200 / 203 units	81,075	6.2%		
2014		31,000	8,900	6.3%		
Total/Weighted Average		**1,672,987 / 771 units**	**$427,315**	**6.8%**		

(1) Includes JV interest in the property.
(2) Anchor tenant vacant at time of sale.
(3) Represents 100% of property value of which company owns 90% economic interest.

21

22 CONSTRUCTION BUSINESS SUMMARY $ IN THOUSANDS AS OF DECEMBER 31, 2021 Holly Springs Apartments Holly Springs, NC Gross Profit Summary Q4 2021 Trailing 12 Months (Unaudited) Revenue $20,463 $91,936 Expense (19,750) (88,100) Gross Profit $713 $3,836 Highlighted Projects Location Total Contract Value Work in Place Backlog Estimated Date of Completion Adams Hill Apartments Greenville, SC $52,363 $2,301 $50,062 3Q 2023 Boulders Lakeview Apartments Richmond, VA 37,228 5,986 31,242 1Q 2023 Innsbrook Apartments & Townhomes Glen Allen, VA 53,984 114 53,870 1Q 2024 Fox Crossing Apartments Raleigh, NC 38,061 21 38,040 3Q 2023 Subtotal $181,636 $8,422 $173,214 All Other Projects 428,987 386,682 42,305 Total $610,623 $395,104 $215,519

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER PROPERTIES

	Three months ended				Year ended			
	12/31/2021	12/31/2020	$ Change	% Change	12/31/2021	12/31/2020	$ Change	% Change
Summary								
NOI:								
Office	$6,536	$6,548	($12)	-0.2%	$26,452	$26,360	$92	0.3%
Retail	13,473	13,181	292	2.2%	48,108	47,678	430	0.9%
Multifamily	6,132	5,240	892	17.0%	17,539	15,813	1,726	10.9%
	$26,141	$24,969	$1,172	4.7%	$92,099	$89,851	$2,248	2.5%
NOI, Cash Basis:								
Office	$6,412	$6,234	$178	2.9%	$25,614	$24,777	$837	3.4%
Retail	13,091	12,248	843	6.9%	47,264	44,352	2,912	6.6%
Multifamily	5,910	5,075	835	16.5%	16,808	15,242	1,566	10.3%
	$25,413	$23,557	$1,856	7.9%	$89,686	$84,371	$5,315	6.3%
Detail by Segment								
Office[1]								
Revenue	$10,213	$10,167	$46	0.5%	$40,965	$40,420	$545	1.3%
Rental Expenses[2]	2,362	2,317	45	1.9%	9,295	9,204	91	1.0%
Real Estate Taxes	1,315	1,302	13	1.0%	5,218	4,856	362	7.5%
Net Operating Income	$6,536	$6,548	($12)	-0.2%	$26,452	$26,360	$92	0.3%
Retail[1]								
Revenue	$17,903	$17,463	$440	2.5%	$64,006	$63,147	$859	1.4%
Rental Expenses[2]	2,612	2,540	72	2.8%	9,039	8,619	420	4.9%
Real Estate Taxes	1,818	1,742	76	4.4%	6,859	6,850	9	0.1%
Net Operating Income	$13,473	$13,181	$292	2.2%	$48,108	$47,678	$430	0.9%
Multifamily[1]								
Revenue	$9,809	$8,970	$839	9.4%	$28,727	$26,834	$1,893	7.1%
Rental Expenses[2]	2,780	2,782	(2)	-0.1%	8,632	8,296	336	4.1%
Real Estate Taxes	897	948	(51)	-5.4%	2,556	2,725	(169)	-6.2%
Net Operating Income	$6,132	$5,240	$892	17.0%	$17,539	$15,813	$1,726	10.9%
Same Store Net Operating Income (NOI)	$26,141	$24,969	$1,172	4.7%	$92,099	$89,851	$2,248	2.5%
GAAP Adjustments	(728)	(1,412)	684		(2,413)	(5,480)	3,067	
Same Store Portfolio NOI, Cash Basis[3]	$25,413	$23,557	$1,856	7.9%	$89,686	$84,371	$5,315	6.3%

(1) See appendix for Same Store vs. Non – Same Store Properties. Excludes student housing properties held for sale.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M and $0.6M for the 3 months ended 12/31/2021 & 12/31/2020, respectively.
(3) Excludes deferred rent collected of ($0.3M) and ($0.8M) for the three months ended 12/31/2021 & 12/31/2020, respectively.

23

TOP 10 TENANTS BY ABR[1]

$ IN THOUSANDS AS OF DECEMBER 31, 2021

ARMADA HOFFLER PROPERTIES

Office Portfolio[1]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley[2]	1	2027	$ 5,703	16.0%	3.6%
Clark Nexsen	1	2029	2,746	7.7%	1.7%
WeWork	1	2034	2,122	6.0%	1.3%
Duke University	1	2029	1,618	4.6%	1.0%
Huntington Ingalls	1	2029	1,575	4.4%	1.0%
Mythics	1	2030	1,235	3.5%	0.8%
Johns Hopkins Medicine	1	2023	1,180	3.3%	0.7%
Pender & Coward	1	2030	950	2.7%	0.6%
Kimley-Horn	1	2027	930	2.6%	0.6%
Troutman Pepper Hamilton Sanders	1	2025	907	2.6%	0.6%
Top 10 Total			**$ 18,966**	**53.4%**	**11.9%**

Retail Portfolio[1]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	6	2023 - 2035	$ 3,739	5.6%	2.3%
Lowes Foods	2	2037 ; 2039	1,976	3.0%	1.2%
Dick's Sporting Goods	1	2032	1,508	2.3%	0.9%
TJ Maxx/Homegoods	5	2023 - 2027	1,504	2.2%	0.9%
PetSmart	5	2025 - 2027	1,461	2.2%	0.9%
Amazon/Whole Foods	1	2040	1,144	1.7%	0.7%
Ross Dress For Less	3	2025 - 2027	1,122	1.7%	0.7%
Apex Entertainment	1	2035	1,050	1.6%	0.7%
Bed, Bath, & Beyond	2	2025 - 2027	1,047	1.6%	0.7%
Regal Cinemas	2	2021 - 2024	985	1.5%	0.6%
Top 10 Total			**$ 15,536**	**23.4%**	**9.6%**

(1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized.
(2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $6.0M of ABR.

24

LEASE SUMMARY

ARMADA HOFFLER PROPERTIES

OFFICE

Renewal Lease Summary

Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	GAAP: Contractual Rent per SF	GAAP: Prior Rent per SF	GAAP: Releasing Spread	Cash: Contractual Rent per SF	Cash: Prior Rent per SF	Cash: Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2021	1	23,267	2	1,410	$27.04	$24.97	8.3%	$27.50	$28.60	-3.8%	5.3	$515,175	$22.14
Q3 2021	1	1,400	4	16,017	25.86	27.22	-5.0%	25.00	28.90	-13.5%	3.0	2,153	1.54
Q2 2021	-	-	-	-	-	-	0.0%	-	-	0.0%	-	-	-
Q1 2021	1	4,152	1	4,152	23.95	23.56	1.6%	24.00	25.46	-5.7%	2.0	27,960	6.73
Office Renewal Total	**3**	**28,819**	**7**	**21,579**	**$26.54**	**$24.88**	**6.7%**	**$26.87**	**$28.16**	**-4.6%**	**4.7**	**$545,288**	**$18.92**

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2021	1	1,428	$26.00	10.0	$45,198	$31.65
Q3 2021	3	10,895	26.71	5.9	466,981	42.86
Q2 2021	1	1,700	29.50	3.3	12,583	7.40
Q1 2021	1	1,455	23.50	2.1	4,871	3.35
New Office Total	**6**	**15,478**	**$26.65**	**5.6**	**$529,633**	**$34.22**

RETAIL

Renewal Lease Summary

Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	GAAP: Contractual Rent per SF	GAAP: Prior Rent per SF	GAAP: Releasing Spread	Cash: Contractual Rent per SF	Cash: Prior Rent per SF	Cash: Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2021	16	126,328	9	74,902	$17.22	$15.79	9.0%	$17.44	$16.45	6.0%	4.8	$166,153	$1.32
Q3 2021	10	43,479	7	21,163	24.96	22.04	13.3%	24.86	22.94	8.4%	5.0	86,764	2.00
Q2 2021	15	89,973	13	87,253	18.12	16.78	8.0%	18.13	16.95	6.9%	5.0	208,544	2.32
Q1 2021	8	21,317	9	22,717	23.78	22.22	7.0%	23.62	23.16	2.0%	4.5	117,685	5.52
Retail Renewal Total	**49**	**281,097**	**38**	**206,035**	**$19.20**	**$17.56**	**9.4%**	**$19.28**	**$18.12**	**6.4%**	**4.9**	**$579,146**	**$2.06**

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2021	17	61,922	$18.27	6.8	$1,267,703	$20.47
Q3 2021	10	34,384	19.09	8.5	898,397	26.13
Q2 2021	11	55,683	16.05	9.4	3,029,735	54.41
Q1 2021	7	27,260	19.10	8.4	612,116	22.45
New Retail Total	**45**	**179,249**	**$17.86**	**8.2**	**$5,807,951**	**$32.40**

(1) Excludes leases from properties in development.

25

OFFICE LEASE EXPIRATIONS

AS OF DECEMBER 31, 2021

ARMADA HOFFLER PROPERTIES

Year	Number of Leases Expiring	Square Footage of Leases Expiring(1)	% Portfolio Net Rentable Square Feet	Annualized Base Rent(1)	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	41,090	3.2%	$ -	-	$ -
M-T-M	5	2,743	0.2%	88,399	0.2%	32.23
2021	-	-	-	-	-	-
2022	9	20,125	1.5%	538,718	1.5%	26.77
2023	15	108,764	8.4%	2,994,826	8.4%	27.54
2024	12	142,077	10.9%	3,593,408	10.1%	25.29
2025	19	143,517	11.0%	4,335,349	12.2%	30.21
2026	11	54,089	4.2%	1,392,328	3.9%	25.74
2027	9	287,267	22.1%	8,426,765	23.7%	29.33
2028	10	83,637	6.4%	2,398,245	6.7%	28.67
2029	8	245,366	18.9%	6,471,877	18.2%	26.38
2030	6	107,801	8.3%	3,120,172	8.8%	28.94
2031	1	1,317	0.1%	37,535	0.1%	28.50
Thereafter	2	63,526	4.8%	2,159,018	6.2%	33.99
Total / Weighted Average	**107**	**1,301,319**	**100.0%**	**$35,556,640**	**100.0%**	**$28.21**

Renewals During the Quarter Over 20,000 Square Feet

Tenant	Property	Square Footage	Prior Expiration	New Expiration
Day & Zimmerman	Armada Hoffler Tower	23,267	Apr-2022	Jul-2027

Upcoming Expirations Over 20,000 Square Feet Through Dec. 2023

Tenant	Property	Expiration Month	Square Footage Expiring(1)	Status
Johns Hopkins Medicine	Thames Street Wharf	Apr-2023	46,233	Expected to Vacate

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

26

27 RETAIL LEASE EXPIRATIONS AS OF DECEMBER 31, 2021 (1) Excludes leases from properties in development and delivered, but not yet stabilized. (2) Regal lease expires 12/31/21, lease is now month to month. (3) Renewed subsequent to quarter end. Year Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent (1) % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 161,502 4.0% -$ - -$ M-T-M 2 5,900 0.1% 138,081 0.2% 23.40 2021⁽²⁾ 1 51,545 1.3% 267,428 0.4% 5.19 2022 50 142,407 3.5% 2,804,504 4.2% 19.69 2023 67 442,307 10.9% 6,619,706 9.9% 14.97 2024 87 459,871 11.3% 8,638,283 12.9% 18.78 2025 84 635,648 15.6% 8,933,617 13.4% 14.05 2026 77 385,367 9.5% 7,544,643 11.3% 19.58 2027 47 366,768 9.0% 6,219,838 9.3% 16.96 2028 30 88,907 2.2% 2,641,323 3.9% 29.71 2029 29 113,829 2.8% 2,419,430 3.6% 21.25 2030 40 239,821 5.9% 5,304,423 7.9% 22.12 2031 29 206,988 5.1% 3,935,595 5.9% 19.01 Thereafter 33 766,495 18.8% 11,429,354 17.1% 14.91 Total / Weighted Average 576 4,067,355 100.0% $66,896,225 100.0% $17.13 Upcoming Expirations Over 20,000 Square Feet Through 2023 Renewals During the Quarter Over 20,000 Square Feet Tenant Property Expiration Square Footage Expiring (1) Status Regal Cinemas Columbus Village II Dec-2021 51,545 Month to Month Michaels Red Mill Commons Jul-2022 23,753 Renewed(3) - 5 yearsJo-Ann Fabric Jan-2023 Home Depot North Point Center Jan-2023 120,000 Renewed(3) - 10 yearsJun-2023 Jo-Ann Fabric Overlook Village Jan-2023 22,835 North Point Center Harris Teeter Golf Galaxy Wendover Village Jun-2023 24,946 TJ Maxx Oct-2023 Harris Teeter North Point Center Aug-2023 57,590 0 Grand Total Feb-2023 TJ Maxx Wendover Village Oct-2023 24,903 Renewals During the Quarter Over 20,000 Squ re Feet Tenant Property Square Footage Prior Expiration New Expiration TJ Maxx Red Mill Commons 30,000 Mar-2022 Mar-2027 Food Lion Broad Creek 33,000 Aug-2022 Aug-2027 PetSmart Southgate Square 25,950 Jan-2022 Jan-2027

28 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

29 D E F I N I T I O N S FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark- to-market adjustments on interest rate derivatives, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

30 D E F I N I T I O N S ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, recognition of mezzanine loan exit fees and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivates, mezzanine loan prepayment premiums, and other one-time adjustments including non- recurring bad debt and termination fees. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our reoccurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

31 D E F I N I T I O N S SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

SAME STORE VS. NON-SAME STORE

ARMADA HOFFLER PROPERTIES

	Three Months Ended 12/31/2021 to 2020		Year Ended 12/31/2021 to 2020	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Apex Entertainment	X			X
Broad Creek Shopping Center	X		X	
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)	X		X	
Columbus Village	X		X	
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Delray Beach Plaza		X		X
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greenbrier Square		X		X
Greentree Shopping Center	X		X	
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
Lexington Square	X		X	
Market at Mill Creek	X		X	
Marketplace at Hilltop	X		X	
Nexton Square	X			X
North Hampton Market	X		X	
North Point Center	X		X	
Overlook Village		X		X
Parkway Centre	X		X	
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	
Red Mill Commons	X		X	

	Three Months Ended 12/31/2021 to 2020		Year Ended 12/31/2021 to 2020	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Sandbridge Commons	X		X	
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)	X		X	
One City Center	X		X	
One Columbus	X		X	
Thames Street Wharf	X		X	
Two Columbus	X		X	
Wills Wharf		X		X
Multifamily Properties				
1405 Point	X		X	
Edison Apartments		X		X
Encore Apartments	X		X	
Greenside Apartments	X		X	
Hoffler Place		X		X
Liberty Apartments	X		X	
Premier Apartments	X		X	
Smith's Landing	X		X	
Summit Place		X		X
The Cosmopolitan	X			X
The Residences at Annapolis Junction		X		X

32

RECONCILIATION OF ADJUSTED EBITDA, CORE EBITDA, AND CORE DEBT[(1)]

ARMADA HOFFLER PROPERTIES

$ IN THOUSANDS

	Three months ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Net income attributable to common stockholders and OP unitholders	$361	$4,861	$5,568	$3,122	$1,851
Excluding:					
Depreciation and amortization	16,616	16,886	17,285	18,066	17,678 (2)
Loss (gain) on real estate dispositions	(15,436)	113	-	(3,717)	-
Impairment of real estate assets	18,339	-	83	3,039	-
Income tax provision (benefit)	(220)	(42)	(461)	(19)	(63)
Interest expense[(4)]	8,685	8,827	8,418	7,975	8,044
Change in fair value of derivatives and other	(1,344)	(131)	(314)	(393)	(294)
Preferred dividends	2,887	2,887	2,887	2,887	2,887
Loss on extinguishment of debt	3,690	120	-	-	-
Mezzanine loan prepayment premium	-	-	(2,359)	-	-
Unrealized credit loss provision (release)	(508)	(617)	388	(55)	29
Non-cash stock compensation	400	390	423	1,017	471
Adjusted EBITDA[(3)]	$33,470	$33,294	$31,918	$31,922	$30,603
Development:					
Premier Retail	-	-	-	(221)	(202)
Wills Wharf	(681)	(725)	(819)	(839)	(678)
Total Development	(681)	(725)	(819)	(1,060)	(880)
Dispositions completed intra-quarter	(730)	-	-	(111)	-
Acquisitions completed intra-quarter	-	(238)	-	(336)	(961)
Core EBITDA	$32,059	$32,331	$31,099	$30,415	$28,762
Annualized Core EBITDA	$128,236	$129,324	$126,756 (6)	$121,915 (7)	$115,046
Total debt[(5)]	$957,387	$1,017,410	$963,885	$975,099	$962,812
(Less) Development					
Premier Retail	-	-	-	(8,208)	(8,241)
Wills Wharf	(64,288)	(62,601)	(61,235)	(60,831)	(59,044)
Solis Gainesville	(18,114)	(9,773)	(1,258)	-	-
Total Development	(82,402)	(72,374)	(62,493)	(69,039)	(67,285)
(Less) Net Acquisitions completed intra-quarter	-	(20,000)	-	(14,473)	(84,375)
(Less) Cash & restricted cash	(40,443)	(33,453)	(53,242)	(34,588)	(50,430)
Core Debt	$834,542	$891,583	$848,150	$856,999	$760,722
Core Debt/Annualized Core EBITDA	**6.5x**	**6.9x**	**6.7x**	**7.0x**	**6.6x**

(1) See definitions in appendix.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments.
(3) Excludes non-recurring items.
(4) Interest expense has been adjusted for the current period and for prior periods to include interest expense relating to finance leases.
(5) Excludes GAAP Adjustments.
(6) Includes the unannualized mezzanine loan prepayment premium of $2.4M.
(7) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

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34 CAPITAL EXPENDITURES QUARTER TO DATE(1) YEAR TO DATE(1) $ IN THOUSANDS AS OF DECEMBER 31, 2021 (1) Excludes activity related to held for sale, acquired and/or disposed properties. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $513 $47 $474 $257 $878 $ - $2,169 Office 40 - 134 3 707 - 884 Multifamily 4 - - 5 1,076 219 1,304 Total Portfolio $557 $47 $608 $265 $2,661 $219 $4,357 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $2,006 $47 $2,318 $1,050 $2,320 $ - $7,741 Office 214 - 992 22 1,893 - 3,121 Multifamily 274 - - 116 3,411 1,068 4,869 Total Portfolio $2,494 $47 $3,310 $1,188 $7,624 $1,068 $15,731

35 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) See appendix for the Same Store vs. Non-Same Store properties. (2) Includes expenses associated with the Company’s in-house asset management division. Three months ended 12/31 Year ended 12/31 2021 2020 2021 2020 Office Same Store(1) Rental revenues $10,213 $10,167 $40,965 $40,420 Property expenses 3,677 3,619 14,513 14,060 NOI 6,536 6,548 26,452 26,360 Non-Same Store NOI (2) 519 524 2,387 1,224 Segment NOI $7,055 $7,072 $28,839 $27,584 Retail Same Store(1) Rental revenues $17,903 $17,463 $64,006 $63,147 Property expenses 4,430 4,282 15,898 15,469 NOI 13,473 13,181 48,108 47,678 Non-Same Store NOI (2) 1,916 321 9,536 6,541 Segment NOI $15,389 $13,502 $57,644 $54,219 Multifamily Same Store(1) Rental revenues $9,809 $8,970 $28,727 $26,834 Property expenses 3,677 3,730 11,188 11,021 NOI 6,132 5,240 17,539 15,813 Non-Same Store NOI (2) 3,694 2,971 19,772 11,776 Segment NOI $9,826 $8,211 $37,311 $27,589 Total Property Portfolio NOI $32,270 $28,785 $123,794 $109,392

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

Three months ended 12/31/2021

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 12,039	$ 20,890	$ 16,532	$ 49,461	$ 20,463	$ 69,924
Segment expenses	4,984	5,501	6,706	17,191	19,750	36,941
Net operating income	$ 7,055	$ 15,389	$ 9,826	$ 32,270	$ 713	$ 32,983
Depreciation and amortization						(16,616)
General and administrative expenses						(3,653)
Acquisition, development and other pursuit costs						(1)
Impairment charges						(18,256)
Gain (loss) on real estate dispositions						15,436
Interest income						3,829
Interest expense						(8,685)
Loss on extinguishment of debt						(3,690)
Unrealized credit loss release (provision)						508
Amortization of right-of-use assets - finance leases						(277)
Change in fair value of derivatives and other						1,344
Other income (expense)						101
Income tax benefit						220
Net income						$ 3,243
Net loss attributable to noncontrolling interest in investment entities						5
Preferred stock dividends						(2,887)
Net income attributable to AHH and OP unitholders						$ 361

Year ended 12/31/2021

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 47,363	$ 78,572	$ 66,205	$ 192,140	$ 91,936	$ 284,076
Segment expenses	18,524	20,928	28,894	68,346	88,100	156,446
Net operating income	$ 28,839	$ 57,644	$ 37,311	$ 123,794	$ 3,836	$ 127,630
Depreciation and amortization						(68,853)
General and administrative expenses						(14,610)
Acquisition, development and other pursuit costs						(112)
Impairment charges						(21,378)
Gain (loss) on real estate dispositions						19,040
Interest income						18,457
Interest expense						(33,905)
Unrealized credit loss release (provision)						792
Amortization of right-of-use assets - finance leases						(1,022)
Loss on extinguishment of debt						(3,810)
Change in fair value of derivatives and other						2,182
Other income (expense)						302
Income tax benefit						742
Net income						$ 25,455
Net loss attributable to noncontrolling interest in investment entities						5
Preferred stock dividends						(11,548)
Net income attributable to AHH and OP unitholders						$ 13,912

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